SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 8, 2000



                      FORTUNE NATURAL RESOURCES CORPORATION
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)



       Delaware                      1-12334                95-4114732
       --------                      -------                ----------
(State or other jurisdiction       (Commission             (IRS Employer
   of incorporation)               File Number)         Identification No.)



               515 W. Greens Road, Suite 720, Houston, Texas 77067
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (281) 872-1170 Registrant's telecopier number, including area code: (281) 872-1213



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS

      MAY 8, 2000 - HOUSTON, TEXAS - FORTUNE NATURAL RESOURCES CORPORATION (NASDAQ OTC BB SYMBOL: FPXA) today announced its financial results for the quarter ended March 31, 2000.

      First quarter 2000 versus first quarter of 1999
      -----------------------------------------------

      Fortune incurred a net loss of $362,000, or $0.03 per share for the first quarter of 2000, compared to a net loss of $553,000, or $0.05 per share, for the same period in 1999. The lower 2000 loss results primarily from higher oil and gas prices and a reduction in most costs for the first quarter 2000.

      Fortune's oil and gas revenues increased 41% to $359,000 in the first quarter of 2000 versus 1999 as higher oil and gas prices offset lower oil and gas production. Gas prices increased 50% to $2.70 per Mcf during the first quarter of 2000 versus $1.80 per Mcf for the same 1999 period. Oil prices increased 175% to $27.44 per Bbl versus $9.99 per Bbl for 1999. Gas production decreased 19% to 99,100 Mcf while oil production was unchanged for the first quarter of 2000 as compared to the same period in 1999.

      As previously announced, $930,000 of Fortune's 12% convertible notes were converted into common stock during the first quarter of 2000. This conversion resulted in the $28,000 decrease (29%) in Fortune's cash interest expense in the first quarter of 2000 versus the same 1999 period. The conversion also reduced Fortune's annual cash interest expense by $111,600, reduced total debt to $2,305,000 and eliminated all of Fortune's notes that were convertible at $0.33 per share. To encourage conversion, Fortune paid the noteholders one year's interest in Fortune stock valued at $0.75 per share. This interest paid in stock was expensed as an extraordinary loss on early extinguishment of debt during the first quarter of 2000. In the first quarter of 1999 Fortune incurred $74,000 of non-cash interest expense which was comprised solely of amortization of deferred financing costs that was fully amortized by April 1999.

      General and administrative expense and depreciation, depletion and amortization decreased 8% and 29%, respectively, for the first quarter of 2000 versus 1999. Production and operating expense increased 37% because of higher production taxes and more wells producing in 2000 versus 1999.

      Financing Transactions in First Quarter 2000
      --------------------------------------------

      As previously announced, during the first quarter of 2000, Fortune raised $618,000 through a private placement of common stock at $0.75 per share and $164,000 through the exercise of common stock purchase warrants at $0.75 per share in an incentive exercise program. These transactions resulted in the increase in cash and working capital to $804,000 and $927,000, respectively at March 31, 2000 versus $294,000 and $302,000, respectively for December 31, 1999.

      FORTUNE NATURAL RESOURCES CORPORATION is an independent oil and gas exploration and production company with its principal properties located onshore and offshore Louisiana and Texas. Certain statements in this news release regarding future expectations and plans may be regarded as "forward looking statements" within the meaning of the Securities Exchange Act of 1934. They are subject to various risks, such as operating hazards, drilling risks, and other uncertainties inherent in the business of exploring for, developing and producing oil and gas which may be beyond Fortune's control. For a discussion of the contingencies and uncertainties affecting future events and forward-looking statements, see Fortune's latest Report on Form 10-KSB/A, as well as other filings with the Securities and Exchange Commission. There can be no assurance that Fortune will be successful in meeting its expectations.

                                  ************
                                              Company Contact:  J. Michael Urban
                                                          Vice President and CFO
                                                                 (281)  872-1170

                      FORTUNE NATURAL RESOURCES CORPORATION
                            STATEMENTS OF OPERATIONS
             ($'s in thousands, except price and per share figures)

                                                          Three Months Ended
                                                          -------------------
                                                          March 31,  March 31,
                                                            2000       1999
                                                          ---------  ---------
                                                              (Unaudited)
REVENUES
   Sales of oil and gas, net of royalties                 $     359  $     255
   Other income                                                   6         15
                                                          ---------  ---------
                                                                365        270
                                                          ---------  ---------
COSTS AND EXPENSES
   Production and operating                                     123         90
   Provision for depletion, depreciation and amortization       150        210
   General and administrative                                   267        291
   Debt conversion expense                                        -         61
   Interest payable in cash                                      69         97
   Interest - amortization of deferred financing cost             -         74
   Provision for income taxes                                     -          -
                                                          ---------  ---------
                                                                609        823
                                                          ---------  ---------
Net loss before extraordinary item                             (244)      (553)
Extraordinary loss on early extinguishment of debt             (118)         -
                                                          ---------  ---------
Net loss                                                  $    (362) $    (553)
                                                          =========  =========
Weighted average number of common
  shares outstanding (thousands)                             14,299     12,138
                                                          =========  =========
Net loss per common share (basic and diluted)
   Net loss before extraordinary item                     $   (0.02) $   (0.05)
   Extraordinary item                                         (0.01)         -
                                                          ---------  ---------
      Net loss per common share                           $   (0.03) $   (0.05)
                                                          =========  =========
Net cash provided by (used in) -

   Operating activities                                   $    (192) $    (226)
                                                          =========  =========

   Investing activities                                   $     (57) $    (197)
                                                          =========  =========

   Financing activities                                   $     759  $       -
                                                          =========  =========

                            SUMMARY OF BALANCE SHEETS
                                                          March 31, December 31,
                                                             2000      1999
                                                          ---------  ---------
Current assets                                            $   1,154  $     630
Property and equipment, net                                   6,031      6,124
Total assets                                                  7,236      6,805
Current liabilities                                             227        328
Long-term debt                                                2,295      3,235
Total net stockholders' equity                                4,714      3,242

                                 PRODUCTION DATA
                                                          Three Months Ended
                                                          -------------------
                                                          March 31,  March 31,
                                                            2000       1999
                                                          ---------  ---------
Net production:
   Oil (Bbl)                                                  3,300      3,300
   Gas (Mcf)                                                 99,100    122,800
Average sales prices for period:
   Oil ($/Bbl)                                            $   27.44  $    9.99
   Gas ($/Mcf)                                                 2.70       1.80

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      None.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              FORTUNE NATURAL RESOURCES  CORPORATION



                              By:  /s/ Dean W. Drulias
                                   -----------------------------------
                                   Dean W. Drulias
                                   Executive Vice President and General Counsel



Date:  May 8, 2000